NORTH CAROLINA                                SECOND AMENDMENT TO
                                            SECOND DEED OF TRUST,
VANCE COUNTY                              ASSIGNMENT OF RENTS AND
                                               SECURITY AGREEMENT


          THIS SECOND AMENDMENT TO SECOND DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (this "Second Amendment"), dated as of April 29, 1997, is by and among ROSE'S STORES, INC., a Delaware corporation whose address is 218 South Garnett Street, Henderson, North Carolina 27536 (the "Mortgagor"), ALAN H. PETERSON, Substitute Trustee, whose address is Two Hanover Square, 434 Fayetteville Street Mall, Raleigh, North Carolina 27602 (the "Trustee"),and M.J. SHERMAN & ASSOCIATES, INC., a New York corporation, as trustee, whose address is 333 East 68th Street, New York, New York 10021 (the "Mortgagee" or the "Beneficiary").

                      W I T N E S S E T H:

          WHEREAS, the Mortgagor executed a Second Deed of Trust, Assignment of Rents and Security Agreement, dated as of May 8, 1995, on the Mortgaged Property (as defined therein) in favor of the Beneficiary which was recorded in the records of the Vance County, North Carolina, Register of Deeds on May 10, 1995 in Book 749, at Page 499 (the "Mortgage" or "Deed of Trust") to secure obligations then and thereafter owing by the Mortgagor to its merchandise vendors for the unpaid invoiced cost of goods theretofore and thereafter delivered by them to the Mortgagor in accordance with the terms of the Letter of Credit and Mortgage Trust Agreement, dated as of May 8, 1995, between the Mortgagor and the Beneficiary (as amended, the "Letter of Credit and Mortgage Trust Agreement"); and

          WHEREAS, the Deed of Trust was amended by the First Amendment to Second Deed of Trust, Assignment of Rents and Security Agreement dated as of April 29, 1996 which was recorded in the records of the Vance County, North Carolina, Registry of Deeds on May 24, 1996 in Book 771 at Page 53;

          WHEREAS, pursuant to a Revolving Credit Agreement dated as of April 28, 1995 (as from time to time amended, the "Original Loan Agreement") among the Mortgagor, The First National Bank of Boston ("FNBB") and CIT Group/Business Credit, Inc. ("CIT"; FNBB and CIT and any other lending institution party to the Original Loan Agreement being referred to herein collectively as the "Original Banks"), the Mortgagor executed and delivered to the

Original Banks as beneficiary, as security for the "Obligations" of the Mortgagor to the Original Banks, a First Deed of Trust, Assignment of Rents and Security Agreement dated as of April 27, 1995 (as from time to time amended, the "Original First Mortgage") constituting a first lien and security interest on the Mortgaged Property;

          WHEREAS, on May 21, 1997, the Company, as Borrower, entered into a Loan and Security Agreement with Foothill Capital Corporation ("Foothill"), as Agent, PPM Financing, Inc. as Co-Agent, and the financial institutions named therein, as Lenders and referred to herein as the "Banks" (as amended, amended and restated, supplemented or otherwise modified from time to time the "Loan Agreement") pursuant to which all indebtedness of the Company to the Original Banks under the Original Credit Agreement was paid in full and the Original First Mortgage was released;

          WHEREAS, as security for the "Obligations" of the Mortgagor to the Banks under and as defined in the Loan Agreement, the Mortgagor executed and delivered (a) that certain Future Advance Deed of Trust, Assignment of Rents and Security Agreement (the "Senior Headquarters Mortgage") dated as of May 21, 1996 to David L. Huffstetler, as trustee (the "First Mortgage Trustee") for the benefit of the Banks, as beneficiary, recorded on May 24, 1996 in Book 771, at Page 93 in the records of the Vance County, North Carolina Registry of Deeds encumbering a portion of the Mortgaged Property identified as Parcels 1 through 12 on Exhibit "A", and
(b) that certain Future Advance Deed of Trust, Assignment of Rents and Security Agreement (the "First Warehouse Mortgage") dated as of May 21, 1996 executed by Mortgagor, as grantor to the First Mortgage Trustee for the benefit of the Banks, as beneficiary, recorded in the records of the Vance County, North Carolina Registry of Deeds on May 24, 1996 in Book 771, at Page 132 encumbering a portion of the Mortgaged Property identified Parcel 13 on Exhibit "A" (the First Warehouse Mortgage and the First Headquarters Mortgage being hereinafter collectively referred to as the "First Mortgage");

          WHEREAS, the Mortgage is subordinate, junior, and subject to the First Mortgage as a result of that certain Subordination Agreement (the "Subordination Agreement") dated as of May 21, 1996, executed by the Beneficiary, the Trustee and Foothill, recorded on May 24, 1996 in Book 771, at Page 159 in the records of the Vance County, North Carolina Registry of Deeds and encumbering the Mortgaged Property;

          WHEREAS, the Letter of Credit and Mortgage Trust
Agreement was amended and restated in its entirety by the Collateral Trust Agreement, dated as of April 29, 1997, between the Mortgagor and the Beneficiary (as from time to time amended, amended and restated, supplemented or otherwise modified, the "Trade Credit Trust Agreement");

          WHEREAS, the Mortgagor has requested the Beneficiary to amend the Deed of Trust to, among other things, extend the date on or before which future obligations of the Beneficiary to its merchandise vendors must be incurred if such obligations are to be secured by the Deed of Trust;

          WHEREAS, the Beneficiary is willing to make such amendment to the Deed of Trust upon the terms and subject to the conditions set forth in this Second Amendment;

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          Section 1. Definitions. Capitalized terms used herein shall have the meanings ascribed to such terms in this Second Amendment. Capitalized terms that are not otherwise defined herein shall have the meanings ascribed to such terms in the Deed of Trust.

          Section 2.  Amendments to Deed of Trust.

          1    Amendment to Definition of Trade Credit Trust
Agreement. The definition of Trade Credit Trust Agreement in the recitals to the Deed of Trust is hereby amended and restated in its entirety so that "Trade Credit Trust Agreement" means the Collateral Agreement, dated as of April 29, 1997, between the Mortgagor and the Beneficiary, as amended, amended and restated, supplemented, or otherwise modified, from time to time.

          2    Amendment to Definition of Loan Agreement.  The
definition of "Loan Agreement" in the recitals to the Deed of Trust is hereby amended and restated in its entirety so that Loan Agreement means the Loan and Security Agreement, dated May 21, 1996, by and among Foothill Capital Corporation ("Foothill"), as Agent, PPM Financing, Inc., as Co-Agent, and the financial institutions named therein as Lenders, and referred to herein as the "Banks", as amended, amended and restated, supplemented, renewed, extended, replaced or otherwise modified, from time to time.

          3    Amendment to Definition of Banks.  The definition
of "Banks" in the Deed of Trust is amended and restated in its entirety so that "Banks" means the financial institutions named as Lenders in the Loan Agreement.

          4    Amendment to Definition of First Mortgage.  The
definition of "First Mortgage" is amended and restated in its entirety so that "First Mortgage" means, collectively, (a) that certain Future Advance Deed of Trust, Assignment of Rents and Security Agreement (the "Senior Headquarters Mortgage") dated as of May 21, 1996 to David L. Huffstetler, as trustee (the "First Mortgage Trustee") for the benefit of the Banks, as beneficiary, recorded on May 24, 1996 in Book 771, at Page 93 in the records of the Vance County, North Carolina Registry of Deeds encumbering a portion of the Mortgaged Property identified as Parcels 1 through 12 on Exhibit "A", and (b) that certain Future Advance Deed of Trust, Assignment of Rents and Security Agreement (the "First Warehouse Mortgage") dated as of May 21, 1996 executed by Mortgagor, as grantor to the First Mortgage Trustee for the benefit of the Banks, as beneficiary, recorded in the records of the Vance County, North Carolina Registry of Deeds on May 24, 1996 in
Book 771, at Page 132 encumbering a portion of the Mortgaged Property identified Parcel 13 on Exhibit "A", as the Senior Headquarters Mortgage and the Senior Warehouse Mortgage may be amended, amended and restated, supplemented or otherwise modified, from time to time.

          5    Amendment to Definition of Subordination Agreement.
The definition of Subordination Agreement in the recitals to the Deed of Trust is hereby amended and restated in its entirety so that "Subordination Agreement" means the Subordination Agreement, dated as of May 21, 1996, among Foothill, as Agent for itself and the other Banks, and the Beneficiary, recorded in the records of the Vance County North Carolina Registry of Deeds on May 24, 1996 in Book 771, at Page 159, and encumbering the Mortgaged Property, as amended, amended and restated, or otherwise modified from time to time.

          6    Amendment to Section 1.1 of Deed of Trust.
Section 1.1 of the Deed of Trust is hereby amended and restated in its entirety to read as follows:

               1.1  The Obligations.  This Deed of Trust
          is executed to secure the payment and
          performance of the "Trade Obligations" and other "Obligations" under and as defined in
<page.
          the Trade Credit Trust Agreement
          (collectively, the "Obligations") including, but not limited to, (i) the Second Amended and Restated Trade Debt Note, dated as of
          April 29, 1997, in the maximum principal amount of $15,000,000.00 made by the Mortgagor to the Beneficiary (as amended, amended and restated, supplemented, extended, renewed, replaced or modified from time to time, the "Trade Debt Note") which amends and restates in its entirety the Amended and Restated Trade
          Debt Note, dated April 29, 1996, in the
          maximum principal amount of $15,000,000.00 made by the Mortgagor to the Beneficiary;
          (ii) the payment and performance of the
          covenants and agreements contained in the Deed of Trust, and (iii) the payment of all additional sums as herein provided and agreed to be made by or on behalf of Mortgagor, plus any sums advanced or expended by Mortgagee to protect the security for the indebtedness secured hereby.

          7    Amendment to Section 1.2 of the Deed of Trust.
Section 1.2 of the Deed of Trust is hereby amended and restated in its entirety to read as follows:

               1.2  Future Advances Secured.  This Deed
          of Trust secures all present and future
          indebtedness owing by Mortgagor pursuant to the Trade Credit Trust Agreement, the Trade
          Debt Note and this Deed of Trust (as the same may be amended, amended and restated, supplemented, renewed, replaced or otherwise modified from time to time, (to the extent permitted by the Subordination Agreement) collectively, the "Loan Documents"). The amount of present obligations secured by this Deed of Trust is Fifteen Million Dollars
          ($15,000,000.00) and the maximum principal amount of present and future obligations which may be secured by this Deed of Trust at any one time is $15,000,000.00. All such future obligations shall be incurred on or before April 29, 1998, unless the time for incurring such obligations is extended to a date which, in no event, will be later than 15 years from

          May 8, 1995. Pursuant to the provisions of N.C.G.S. Sections 45-67 et seq., this Deed of Trust secures the making of present and future advances incurred hereunder.

          8    Amendment to Article V of the Deed of Trust.  The
following is added to the Deed of Trust as Section 5.7 thereof:

               5.7  Default under General Security
          Agreement. The occurrence of an "Event of Default" under and as defined in the General
          Security Agreement, dated as of April 29,
          1997, executed by the Mortgagor in favor of the Mortgagee, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time.

          Section 3.     Deed of Trust in Full Force and Effect.
Except as hereby amended, the terms and conditions of the Deed of Trust remain in full force and effect.

PAGE

          Section 4.     Execution of this Amendment by Trustee.
The Beneficiary requests and directs the Trustee to execute and enter into this Second Amendment.

          Section 5.     Governing Law.  This Second Amendment
shall be governed by and construed in accordance with the laws of the State of North Carolina.

          IN WITNESS WHEREOF, the parties hereto have this First
Amendment under seal as of the date above written.


ATTEST:                            ROSE'S STORES, INC.
                                   a Delaware corporation

G. Templeton Blackburn, II         By: /s/ Jeanette Peters________
               Secretary
                                   Name: Jeanette Peters _________

(CORPORATE SEAL)                   Title: Chief Financial Officer
                                          Senior VP & Treasurer

                                   M.J. SHERMAN & ASSOCIATES, INC.
                                   as Trustee

Illegible_______________           By: /s/ Michael J. Sherman_____
               Secretary

                                   Name: Michael J. Sherman_______

(CORPORATE SEAL)                   Title: C. E. O.  President_____


                                   ALAN H. PETERSON,
                                   Substitute Trustee


________________________           By: /s/ Alan H. Peterson_______
               Secretary

                                   Name: Alan H. Peterson_________

(CORPORATE SEAL)                   Title: Substitute Trustee______

page>
STATE OF NORTH CAROLINA

COUNTY OF VANCE


          I, a Notary Public for said County and State aforesaid, do hereby certify that _Jeanette Peters_ personally appeared before me this day, who, being by me duly sworn, says she is Chief Financial Officer, Senior Vice President and Treasurer of ROSE'S STORE, INC., a corporation, that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, that said writing was signed and sealed by her on behalf of said corporation by its authority duly given, and that the said _Jeanette Peters_ acknowledged the said writing to be the act and deed of the corporation.

          Witness my hand and official stamp or seal, this _28th_ day of April, 1997.


                                   _/s/ Farrel W. Oakes______________
                                             Notary Public

My Commission Expires

Oct. 16, 2000________
          (SEAL)
PAGE

STATE OF NEW YORK

COUNTY OF NEW YORK


          I, a Notary Public for said County and State aforesaid, do hereby certify that Michael J. Sherman personally appeared before me this day, who, being by me duly sworn, says he is CEO and President of M.J. SHERMAN & ASSOCIATES, INC., a corporation, that the seal affixed to the foregoing instrument in writing is the seal of said corporation, that said writing was signed and sealed by him on behalf of said corporation by its authority duly given, and that the said Michael J. Sherman acknowledged the said writing to be the act and deed of the corporation.

          Witness my hand and official stamp or seal, this _24th_ day of April, 1997.


                                   _/s/ Cathleen A. Pellegrino______
                                             Notary Public

My Commission Expires

November 30, 1998__
          (SEAL)


PAGE

STATE OF NORTH CAROLINA

COUNTY OF _Wake    _____


          I, a Notary Public for said County and State aforesaid, do hereby certify that on this day before me came Alan H. Peterson to me known to be the individual described in, and who executed, the foregoing instrument as Substitute Trustee, and acknowledged that he executed the same as Substitute Trustee.

          Witness my hand and official stamp or seal, this _28th_ day of April, 1997.


                                   _/s/ Kristen L. Rosendale_________
                                             Notary Public

My Commission Expires

10-23-2001____________
          (SEAL)